UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 03386)

Exact name of registrant as specified in charter:	Putnam Health Sciences Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2008

Date of reporting period: September 1, 2007 — February 29, 2008

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Health Sciences Trust

2|29|08

Semiannual Report

PUTNAM INVESTMENTS

GROWTH FUNDS
look for stocks of
companies that
have the potential
to grow over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
Health Sciences
Trust

2| 29| 08
Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Interview with your fund’s Portfolio Leaders	7
Performance in depth	12
Expenses	15
Portfolio turnover	17
Risk	18
Your fund’s management	19
Terms and definitions	20
Trustee approval of management contract	22
Other information for shareholders	27
Financial statements	28
Brokerage commissions	47

Cover photograph: Vineyard, Napa County, California © Charles O’Rear

Message from the Trustees

Dear Fellow Shareholder:

In 2008, financial markets and the economy face many challenges. The credit crisis that began as a rise in defaults for a limited segment of the U.S. mortgage market has spread across the global financial sector and produced a severe tightening of credit conditions. Growth has been curtailed as a result, and markets have reacted by sending stock prices lower. In the United States, the economy has weakened considerably, with many predicting that we are now in a recession, or will be soon. The good news is that policymakers are taking decisive action to counter these developments: The Federal Reserve Board has cut interest rates and added liquidity to the credit markets. In February, federal lawmakers, working with the president, approved a $168 billion fiscal stimulus plan, which will deliver tax rebate checks to tens of millions of Americans.

Still, as investors it is natural to feel discouraged. During these challenging times, it is important to remember the value of a long-term perspective and the counsel of your financial representative. The normal condition of the economy and corporate earnings is one of growth, albeit with occasional interruptions. If recent history is any indication, recessions in the United States are short-lived compared to economic expansions. Since 1960, the economy has experienced seven recessions lasting an average of 11 months, versus 64 months for the average expansion.

Starting this month, we have changed the portfolio manager’s commentary in this report to a question-and-answer format. We feel this new approach makes the information more readable and accessible, and we hope you think so as well.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our existing investors for your continued confidence in Putnam. We note that Putnam Investments celebrated its 70th anniversary in November. From modest beginnings in Boston, Massachusetts, the company has grown into a global asset manager that serves millions of investors worldwide. Although the mutual fund industry has undergone many changes since George Putnam introduced his innovative balanced fund in 1937, Putnam’s guiding principles have not. As we celebrate this 70-year milestone, we look forward to Putnam continuing its long tradition of prudent money management.

Putnam Health Sciences Trust: Targeting growth
opportunities in a dynamic sector

In 1982, the year Putnam Health Sciences Trust was introduced, the world’s first “test-tube” baby reached her fourth birthday and Barney Clark became the first person to receive a permanent artificial heart. Americans also witnessed the Tylenol scare, and a relatively new, rapidly spreading disease became known as AIDS.

In addition to generating a considerable amount of news, the health-care sector offers many investment opportunities. For more than 25 years, Putnam Health Sciences Trust has sought to capitalize on the growth potential of stocks in this sector. The fund invests across a range of health-care industries, including manufacturers of medical devices, pharmaceutical firms that are developing innovative drugs and treatments, and health-care providers that can deliver high-quality care at a reasonable cost. Since many medical innovations happen overseas, the fund can invest in international as well as U.S. companies, although international investing involves certain risks, such as currency fluctuations, economic instability, and unfavorable political developments.

In addition to its wide range of opportunities, the health-care sector offers another advantage for investors: its products and services tend to stay in demand regardless of economic conditions. The fund invests in businesses at different stages of growth, from small, rapidly growing companies to large, established global corporations. Of course, the fund’s focus on both fewer issuers and a single sector means it involves more risk than a fund that invests more broadly. Therefore, the fund should be considered as just one component of a diversified investment portfolio.

Today, as Americans consider news of cloning, stem-cell research, and the continuing fight against AIDS, Putnam Health Sciences Trust remains focused on targeting growth opportunities for investors.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. Stocks with above-average earnings may be more volatile, especially if earnings do not continue to grow.

Stable demand, technolog-
ical advancements, and
attractive growth potential
are a few reasons to
consider investing in the
health-care sector.

Performance snapshot

Putnam Health
Sciences Trust

Average annual total return (%) comparison as of 2/29/08

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 7 and 12–14 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

† The S&P 500 Equal Weight Health Care Index began operations on 12/31/89.

The period in review

Kelsey and Sheba, thanks for spending time with us today. Sheba, can you start by telling us how the fund performed for the semiannual period, which ended February 29, 2008?

We are disappointed that the fund had a loss for the period, and it was unable to keep pace with its health-care sector benchmark, which also had a negative return. The fund did perform slightly better than the average for its Lipper peer group, Health/Biotechnology Funds. It was a difficult period for the broad stock market and also for many health-care stocks, particularly in the managed care and pharmaceutical industries. A number of companies in the fund’s portfolio struggled with slowing growth and disappointing earnings.

Kelsey, can you discuss some of the stocks that detracted from fund performance?

One of the top detractors was Novartis, a Swiss pharmaceutical company. The company’s earnings have been

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/29/08. See page 6 and pages 12–14 for additional fund performance information. Index descriptions can be found on page 21.

disappointing, and it has faced some issues with its products. Last year, there were delays in the approval of the company’s key diabetes drug, and another drug, for the treatment of irritable bowel syndrome, was withdrawn from the market over concerns about side effects. Novartis remained in the portfolio at the close of the period. We believe its stock is attractively priced based on the company’s strong business and pipeline of products. For Amylin Pharmaceuticals, another detractor, issues surrounding the testing of its latest diabetes treatment were the primary causes of its stock decline. By the close of the period, Amylin represented a very small position in the portfolio. The stock of Amgen, a biotechnology company in the portfolio, also declined during the period, in large part due to questions about the safety of its anemia drugs. In health-care services, shares of Omnicare also declined. Earnings have been weak for this company, which provides pharmacy services to long-term-care facilities. The company has struggled with the transition to Medicare Part D, a federal program to subsidize the costs of prescription drugs for Medicare beneficiaries. By the close of the period, we had trimmed the fund’s Omnicare position.

Sheba, a couple of medical device companies were also poor performers for the period. Could you tell us what happened with these stocks?

The stock of Nobel Biocare, a Swedish medical devices company that specializes in dental implant products, dampened

Top 10 holdings

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 2/29/08. Also shown is each holding’s market sector and the specific industry within that sector. Holdings will vary over time.

HOLDING (percentage of fund’s net assets)	SECTOR	INDUSTRY

Roche Holding AG (Switzerland) (6.8%)	Health care	Pharmaceuticals

Medtronic, Inc. (5.9%)	Health care	Medical technology

Amgen, Inc. (5.8%)	Health care	Biotechnology

Genentech, Inc. (5.7%)	Health care	Biotechnology

Johnson & Johnson (4.7%)	Health care	Pharmaceuticals

Novartis AG (Switzerland) (3.6%)	Health care	Pharmaceuticals

Pfizer, Inc. (3.5%)	Health care	Pharmaceuticals

Boston Scientific Corp. (3.5%)	Health care	Medical technology

Wyeth (3.3%)	Health care	Pharmaceuticals

Cardinal Health, Inc. (3.3%)	Health care	Health-care services

fund performance for the period. Nobel’s stock price declined as investors became concerned about weakening consumer demand for its products and slowing growth in the United States and Europe. The company also struggled with some management issues and a recent reorganization of its sales force. While we reduced the fund’s position in Nobel, the stock remained in the portfolio at the close of the period.

The stock of Medtronic, another device company in the portfolio, declined sharply after the recall last October of its ICD (implantable cardioverter defibrillator). ICDs are electronic devices that are surgically implanted to prevent irregular heartbeats. This was not the first ICD recall — some of Medtronic’s competitors have had them as well — and Medtronic handled it well and worked quickly to guide physicians through the recall. Medtronic stock remained in the portfolio at the close of the period, as we believe the recall is a short-term setback and, in our opinion, the stock continues to offer an attractive risk/return trade-off.

Kelsey, can you talk about some stocks that contributed positively to performance?

In a period when investors were concerned about an economic slowdown, Johnson & Johnson benefited from its position as a large, very diversified company. Its stock performed better than most pharmaceutical companies because it has a range of products and businesses,

Comparison of top industry weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

including medical devices, drugs, and consumer products. The company also has continued to deliver earnings that exceed expectations.

Biotechnology was one of the better-performing health-care industries during the period, and fund holding Genentech was a highlight. Investors were pleasantly surprised when the company’s breast cancer drug, Avastin, received a relatively fast approval from the FDA. Another strong-performing biotech stock was Genzyme. This company specializes in treatments for rare disorders and has experienced strong sales growth. Strong business fundamentals also helped the stock of Baxter International, a medical technology company that posted higher profits for its most recent quarter due to strong sales growth for many of its products. We added the stock of Universal Health Services, a hospital company, to the portfolio when we believed it was priced attractively. It went on to perform well and was another of the top-performing holdings for the period.

Sheba, the six-month period we’re reviewing was a difficult one for the stock market. How did health-care stocks perform in comparison?

Health-care stocks overall performed better. The broad stock market, as measured by the S&P 500 Index, was down 8.79%, while our fund’s secondary benchmark, the S&P 500 Equal Weight Health Care Index, declined by just 1.14% . One advantage to investing in the health-care sector is that these stocks are generally defensive, meaning they tend to be more stable in weak markets. But it’s important to note that our stock-picking strategy remains fairly constant, regardless of market conditions. We take a bottom-up approach to stock selection, focusing on individual companies, the valuation of their stocks, and their potential to deliver stronger performance than other companies in their industry.

Although it focuses on the health-care sector, the fund invests across a number of different industries. Is this helpful in difficult markets?

Yes, a diversified portfolio is always helpful, and is particularly so in difficult market environments. During the period, we continued to keep the fund’s portfolio diversified across a wide range of health-care industries, including pharmaceuticals, health-care services, facilities, biotechnology, and medical technology.

What is your outlook as we move into the second half of the fund’s fiscal year?

Within the health-care sector, investor concerns will continue to revolve around patent laws, the potential for generic competition in biotechnology, and a more stringent regulatory environment. The upcoming presidential election also raises uncertainties, such as how a new administration will affect issues such as drug price negotiations for Medicare

Part D. Despite these ongoing concerns, we believe there currently are a number of attractive long-term investment opportunities in the health-care sector.

Thanks for your time, Sheba and Kelsey.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment. This fund concentrates its investments by region and involves more risk than a fund that invests more broadly.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. Stocks with above-average earnings may be more volatile, especially if earnings do not continue to grow.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

I N V E S T M E N T   I N S I G H T

An economic recession, according to the National Bureau of Economic Research (NBER), is a significant decline in economic activity spread across the economy and lasting more than a few months. The symptoms of this decline are normally visible in data that tracks income, employment, industrial production, and sales. Compared with expansions, most recessions are brief. The seven recessions since 1960 have lasted an average of 11 months, versus 64 months for the average expansion. It is also worth noting that most stocks in the health-care sector are less vulnerable to the effects of a recession. This is because the products and services of health-care companies tend to stay in demand, regardless of the state of the economy. Despite declining stock prices and eroding consumer confidence, people will still need medication, health-care services, and supplies.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 29, 2008, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance

Total return for periods ended 2/29/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(5/28/82)		(3/1/93)		(7/26/99)		(7/3/95)		(1/21/03)	(4/4/00)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	12.29%	12.03%	11.35%	11.35%	11.45%	11.45%	11.64%	11.49%	12.01%	12.38%

10 years	41.04	32.94	30.83	30.83	30.99	30.99	34.22	29.51	37.58	43.89
Annual average	3.50	2.89	2.72	2.72	2.74	2.74	2.99	2.62	3.24	3.71

5 years	46.39	37.97	41.01	39.08	41.02	41.02	42.83	37.82	44.63	48.28
Annual average	7.92	6.65	7.11	6.82	7.12	7.12	7.39	6.63	7.66	8.20

3 years	13.64	7.12	11.12	8.66	11.14	11.14	11.99	8.06	12.82	14.52
Annual average	4.35	2.32	3.58	2.81	3.58	3.58	3.85	2.62	4.10	4.62

1 year	–5.49	–10.92	–6.20	–10.35	–6.18	–7.01	–5.93	–9.22	–5.71	–5.23

6 months	–4.52	–10.02	–4.87	–9.09	–4.87	–5.72	–4.74	–8.08	–4.64	–4.39

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Comparative index returns

For periods ended 2/29/08

		S&P 500 Equal	Lipper
		Weight Health	Health/Biotechnology
	S&P 500 Index	Care Index	Funds category average†

Annual average
(life of fund)	13.07%	—*	14.39%

10 years	48.98	174.92%	109.58
Annual average	4.07	10.64	7.47

5 years	73.39	92.28	71.38
Annual average	11.64	13.97	11.07

3 years	17.01	33.00	20.30
Annual average	5.37	9.97	6.26

1 year	–3.60	3.84	–0.37

6 months	–8.79	–1.14	–4.74

Index and Lipper results should be compared to fund performance at net asset value.

* The S&P 500 Equal Weight Health Care Index began operations on 12/31/89.

† Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 2/29/08, there were 199, 184, 151, 142, 39, and 2 funds, respectively, in this Lipper category.

Fund price and distribution information

For the six-month period ended 2/29/08

Distributions*	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.291		—	—	—		$0.210	$0.453

Capital gains

Long-term	5.413		$5.413	$5.413	$5.413		5.413	5.413

Short-term	0.628		0.628	0.628	0.628		0.628	0.628

Total	$6.332		$6.041	$6.041	$6.041		$6.251	$6.494

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

8/31/07	$58.65	$62.23†	$51.80	$55.15	$55.08	$57.08†	$57.87	$59.63

2/29/08	50.08	53.14	43.64	46.83	46.83	48.53	49.35	50.94

* The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

† Reflects an increase in sales charges that took effect on 1/2/08.

Fund performance as of most recent calendar quarter

Total return for periods ended 3/31/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(5/28/82)		(3/1/93)		(7/26/99)		(7/3/95)		(1/21/03)	(4/4/00)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	12.11%	11.85%	11.17%	11.17%	11.27%	11.27%	11.46%	11.31%	11.83%	12.19%

10 years	31.08	23.54	21.61	21.61	21.74	21.74	24.73	20.36	27.87	33.74
Annual average	2.74	2.14	1.98	1.98	1.99	1.99	2.23	1.87	2.49	2.95

5 years	37.44	29.53	32.40	30.59	32.38	32.38	34.08	29.39	35.75	39.17
Annual average	6.57	5.31	5.77	5.48	5.77	5.77	6.04	5.29	6.30	6.83

3 years	10.95	4.57	8.50	6.10	8.49	8.49	9.33	5.50	10.13	11.82
Annual average	3.52	1.50	2.76	1.99	2.75	2.75	3.02	1.80	3.27	3.79

1 year	–7.80	-13.10	–8.47	-12.52	–8.48	–9.29	–8.23	–11.45	–8.01	–7.55

6 months	–9.95	-15.14	–10.27	-14.25	–10.29	–11.09	–10.17	–13.30	–10.07	-9.83

Fund’s annual operating expenses

For the fiscal year ended 8/31/07

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund
operating expenses	1.17%	1.92%	1.92%	1.67%	1.42%	0.92%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Health Sciences Trust from September 1, 2007, to February 29, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.88	$ 9.51	$ 9.51	$ 8.30	$ 7.09	$ 4.67

Ending value (after expenses)	$954.80	$951.30	$951.30	$952.60	$953.60	$956.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/29/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 29, 2008, use the calculation method below. To find the value of your investment on September 1, 2007, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.07	$ 9.82	$ 9.82	$ 8.57	$ 7.32	$ 4.82

Ending value (after expenses)	$1,018.85	$1,015.12	$1,015.12	$1,016.36	$1,017.60	$1,020.09

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/29/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio*	1.21%	1.96%	1.96%	1.71%	1.46%	0.96%

Average annualized expense ratio
for Lipper peer group†	1.59%	1.84%	1.84%	2.09%	1.84%	1.34%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Putnam is committed to keeping fund expenses below the Lipper peer group average expense ratio and will limit fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times and for different periods. The fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 12/31/07.

Your fund’s
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2007	2006	2005	2004	2003

Putnam Health Sciences Trust	12%	17%	31%	50%	53%

Lipper Health/Biotechnology
Funds category average	105%	132%	154%	258%	274%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on August 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2007 is based on information available as of 12/31/07.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar® Risk

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of March 31, 2008. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2008 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Large Cap Equity Research Team. Sheba Alexander and Kelsey Chen are the Portfolio Leaders of your fund. The Portfolio Leaders coordinate the team’s management of the fund.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leaders have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of February 29, 2008, and February 28, 2007.

Trustee and Putnam employee fund ownership

As of February 29, 2008, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 503,000	$ 88,000,000

Putnam employees	$6,041,000	$672,000,000

Other Putnam funds managed by the Portfolio Leaders

Sheba Alexander and Kelsey Chen do not manage any other Putnam mutual funds. They may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

S&P 500 Equal Weight Health Care Index comprises the same constituents as the S&P 500 Health Care Index, focusing on large-cap issues in the health-care industry, but is equal-weighted instead of market-capitalization weighted like the S&P 500 Index.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2007.

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007 automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 10th percentile in management fees and in the 5th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2006 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management had committed to maintain at least through 2007. In anticipation of the change of control of Putnam Investments, the Trustees requested, and received a commitment from Putnam Management and Great-West Lifeco, to extend this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2007, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2006. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance during the review period

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Health/Biotechnology Funds) for the one-, three- and five-year periods ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

50th	30th	59th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2007, there were 177, 158 and 139 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Health/Biotechnology Funds category for the one-, five- and ten-year periods ended March 31, 2008 were 72%, 84%, and 91%, respectively. Over the one-, five- and ten-year periods ended March 31, 2008, the fund ranked 138th out of 193, 119th out of 142, and 37th out of 40 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information
for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available on the Individual Investors section of www.putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 2/29/08 (Unaudited)

COMMON STOCKS (98.5%)*

	Shares	Value

Biotechnology (18.6%)
Amgen, Inc. †	2,090,800	$95,173,216
Amylin Pharmaceuticals, Inc. † (S)	272,300	7,207,781
Arqule, Inc. † (S)	492,400	2,245,344
Basilea Pharmaceutical AG (Switzerland) †	9,000	1,728,133
Basilea Pharmaceutical AG 144A (Switzerland) †	45,000	8,640,666
Biogen Idec, Inc. † (S)	752,000	43,886,720
Genentech, Inc. † (S)	1,241,100	94,013,325
Genzyme Corp. † (S)	628,400	44,566,128
Idenix Pharmaceuticals, Inc. † (S)	611,035	3,317,920
InterMune, Inc. † (S)	351,400	4,947,712
		305,726,945

Health Care Services (19.3%)
Aetna, Inc.	321,600	15,951,360
AmerisourceBergen Corp.	475,200	19,825,344
Cardinal Health, Inc. (S)	909,260	53,773,636
Centene Corp. †	362,751	6,500,498
CIGNA Corp.	731,700	32,619,186
Coventry Health Care, Inc. †	502,000	26,038,740
Express Scripts, Inc. †	257,500	15,218,250
Health Management Associates, Inc. Class A (S)	3,315,900	17,740,065
Henry Schein, Inc. †	29,500	1,764,690
Laboratory Corp. of America Holdings † (S)	236,300	18,268,353
LifePoint Hospitals, Inc. † (S)	534,800	13,402,088
McKesson Corp. (S)	231,400	13,597,064
Omnicare, Inc. (S)	481,200	10,095,576
Quest Diagnostics, Inc. (S)	483,000	23,024,610
UnitedHealth Group, Inc.	81,700	3,797,416
Universal Health Services, Inc. Class B	148,700	7,943,554
WellPoint, Inc. †	526,800	36,918,144
		316,478,574

Medical Technology (27.4%)
Baxter International, Inc.	742,900	43,845,958
Becton, Dickinson and Co.	474,400	42,895,248
Boston Scientific Corp. †	4,574,700	57,595,473
Covidien, Ltd.	818,700	35,032,173
Edwards Lifesciences Corp. † (S)	240,535	10,489,731
Hospira, Inc. † (S)	1,020,700	43,440,992
Medtronic, Inc.	1,967,400	97,110,864
Nobel Biocare Holding AG (Switzerland)	67,510	16,366,247
Patterson Cos., Inc. †	106,900	3,762,880
PerkinElmer, Inc.	394,100	9,781,562
Sirona Dental Systems, Inc. † (S)	175,900	4,575,159
St. Jude Medical, Inc. † (S)	1,067,500	45,881,150
Synthes, Inc. (Switzerland)	49,005	6,858,530

COMMON STOCKS (98.5%)* continued

		Shares	Value

Medical Technology continued
Varian Medical Systems, Inc. † (S)		193,500	$10,149,075
Waters Corp. †		29,400	1,752,534
West Pharmaceutical Services, Inc. (S)		189,600	7,830,480
Zimmer Holdings, Inc. †		174,400	13,130,576
			450,498,632

Pharmaceuticals (32.5%)
Abbott Laboratories (S)		930,900	49,849,695
Barr Pharmaceuticals, Inc. †		841,300	39,667,295
Cephalon, Inc. † (S)		230,700	13,920,438
Eli Lilly Co.		33,200	1,660,664
Jazz Pharmaceuticals, Inc. † (S)		326,700	3,907,332
Johnson & Johnson		1,244,500	77,109,220
Mylan Laboratories, Inc. (S)		2,805,100	33,212,384
Novartis AG (Switzerland)		1,207,891	59,301,508
Pfizer, Inc.		2,589,200	57,687,376
Pharmion Corp. †		87,900	6,292,761
Roche Holding AG (Switzerland)		571,662	112,145,819
Teva Pharmaceutical Industries, Ltd. ADR (Israel) (S)		529,300	25,972,751
Wyeth		1,246,600	54,376,692
			535,103,935

Retail (0.7%)
CVS Caremark Corp.		270,400	10,918,752

Total common stocks (cost $1,241,310,075)			$1,618,726,838

PURCHASED OPTIONS OUTSTANDING (—%)* (cost $301,756)

	Expiration date/	Contract
	strike price	amount	Value

Cephalon, Inc. (Put)	May 08/$50.00	230,700	$453,326

SHORT-TERM INVESTMENTS (19.8%)*

		Principal amount/shares	Value

Short-term investments held as collateral for loaned
securities with yields ranging from 2.60% to 5.25%
and due dates ranging from February 1, 2008
to March 24, 2008 (d)		$287,248,264	$286,838,168
Putnam Prime Money Market Fund (e)		38,868,156	38,868,156

Total short-term investments (cost $325,706,324)			$325,706,324

TOTAL INVESTMENTS

Total investments (cost $1,567,318,155)			$1,944,886,488

* Percentages indicated are based on net assets of $1,643,465,048.

† Non-income-producing security.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(S) Securities on loan, in part or in entirety, at February 29, 2008.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

At February 29, 2008, liquid assets totaling $15,805,075 have been designated as collateral for open forward contracts.

ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities on deposit with a custodian bank.

FORWARD CURRENCY CONTRACTS TO BUY at 2/29/08 (Unaudited)

		Aggregate	Delivery	Unrealized
	Value	face value	date	appreciation

Japanese Yen	$90,465	$87,562	5/21/08	$2,903

FORWARD CURRENCY CONTRACTS TO SELL at 2/29/08 (aggregate face value $225,767,620) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

British Pound	$ 21,250	$ 21,940	3/19/08	$ 690
Euro	24,456,928	23,768,629	3/19/08	(688,299)
Swiss Franc	217,097,420	201,977,051	3/19/08	(15,120,369)

Total				$(15,807,978)

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 2/29/08 (Unaudited)

ASSETS

Investment in securities, at value, including $278,886,536 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,528,449,999)	$1,906,018,332
Affiliated issuers (identified cost $38,868,156) (Note 5)	38,868,156

Cash	453

Foreign currency (cost $1,204,648) (Note 1)	1,204,648

Dividends, interest and other receivables	3,382,430

Receivable for shares of the fund sold	125,436

Receivable for securities sold	5,293,622

Receivable for open forward currency contracts (Note 1)	3,592

Receivable for closed forward currency contracts (Note 1)	472,868

Total assets	1,955,369,537

LIABILITIES

Payable for shares of the fund repurchased	3,716,784

Payable for compensation of Manager (Notes 2 and 5)	2,586,753

Payable for investor servicing fees (Note 2)	459,657

Payable for custodian fees (Note 2)	10,210

Payable for Trustee compensation and expenses (Note 2)	364,257

Payable for administrative services (Note 2)	5,454

Payable for distribution fees (Note 2)	781,419

Payable for open forward currency contracts (Note 1)	15,808,667

Payable for closed forward currency contracts (Note 1)	1,045,535

Collateral on securities loaned, at value (Note 1)	286,838,168

Other accrued expenses	287,585

Total liabilities	311,904,489

Net assets	$1,643,465,048

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	1,230,846,883

Undistributed net investment income (Note 1)	3,929,711

Accumulated net realized gain on investments
and foreign currency transactions (Note 1)	46,599,804

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	362,088,650

Total — Representing net assets applicable to capital shares outstanding	$1,643,465,048

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,389,331,271 divided by 27,739,910 shares)	$50.08

Offering price per class A share
(100/94.25 of $50.08)*	$53.14

Net asset value and offering price per class B share
($191,149,222 divided by 4,379,732 shares)**	$43.64

Net asset value and offering price per class C share
($26,462,658 divided by 565,071 shares)**	$46.83

Net asset value and redemption price per class M share
($18,271,134 divided by 390,183 shares)	$46.83

Offering price per class M share
(100/96.50 of $46.83)*	$48.53

Net asset value, offering price and redemption price per class R share
($988,071 divided by 20,021 shares)	$49.35

Net asset value, offering price and redemption price per class Y share
($17,262,692 divided by 338,874 shares)	$50.94

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 2/29/08 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $352,268) (Note 1)	$ 8,540,949

Interest (including interest income of $2,397,133
from investments in affiliated issuers) (Note 5)	2,440,183

Securities lending	263,362

Total investment income	11,244,494

EXPENSES

Compensation of Manager (Note 2)	5,436,387

Investor servicing fees (Note 2)	2,988,329

Custodian fees (Note 2)	18,135

Trustee compensation and expenses (Note 2)	35,779

Administrative services (Note 2)	13,928

Distribution fees — Class A (Note 2)	1,910,878

Distribution fees — Class B (Note 2)	1,170,886

Distribution fees — Class C (Note 2)	149,024

Distribution fees — Class M (Note 2)	76,169

Distribution fees — Class R (Note 2)	2,648

Other	323,540

Non-recurring costs (Notes 2 and 6)	3,317

Costs assumed by Manager (Notes 2 and 6)	(3,317)

Fees waived and reimbursed by Manager (Note 5)	(39,606)

Total expenses	12,086,097

Expense reduction (Note 2)	(119,005)

Net expenses	11,967,092

Net investment loss	(722,598)

Net realized gain on investments (Notes 1 and 3)	99,688,598

Net realized loss on foreign currency transactions (Note 1)	(23,879,714)

Net unrealized depreciation of assets and liabilities
in foreign currencies during the period	(10,757,968)

Net unrealized depreciation of investments during the period	(142,412,335)

Net loss on investments	(77,361,419)

Net decrease in net assets resulting from operations	$ (78,084,017)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Six months ended	Year ended
	2/29/08*	8/31/07

Operations:
Net investment income (loss)	$ (722,598)	$ 7,614,051

Net realized gain on investments
and foreign currency transactions	75,808,884	213,008,350

Net unrealized depreciation of investments
and assets and liabilities in foreign currencies	(153,170,303)	(172,766,767)

Net increase (decrease) in net assets resulting from operations	(78,084,017)	47,855,634

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(7,607,915)	(6,365,825)

Class R	(4,032)	(1,896)

Class Y	(138,047)	(147,453)

Net realized short-term gain on investments

Class A	(16,408,190)	(23,843,690)

Class B	(2,861,607)	(7,606,066)

Class C	(343,585)	(543,916)

Class M	(231,953)	(376,296)

Class R	(12,059)	(10,754)

Class Y	(191,377)	(326,476)

From net realized long-term gain on investments

Class A	(141,429,188)	(135,358,375)

Class B	(24,665,411)	(43,178,915)

Class C	(2,961,508)	(3,087,762)

Class M	(1,999,298)	(2,136,198)

Class R	(103,938)	(61,048)

Class Y	(1,649,556)	(1,853,376)

Redemption fees (Note 1)	2,695	3,056

Decrease from capital share transactions (Note 4)	(25,129,005)	(329,901,688)

Total decrease in net assets	(303,817,991)	(506,941,044)

NET ASSETS

Beginning of period	1,947,283,039	2,454,224,083

End of period (including undistributed net investment
income of $3,929,711 and $12,402,303, respectively)	$1,643,465,048	$1,947,283,039

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

			Net							Total			Ratio of net
	Net asset		realized and	Total	From	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	net realized			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	gain on	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	investments	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
February 29, 2008**	$58.65	.01(d)	(2.25)	(2.24)	(.29)	(6.04)	(6.33)	—(h)	$50.08	(4.52)*	$1,389,331	.60*(d)	.02*(d)	12.35*
August 31, 2007	63.67	.31(d,e)	.78	1.09	(.24)	(5.87)	(6.11)	—(h)	58.65	1.83	1,593,722	1.17(d)	.51(d,e)	12.01
August 31, 2006	64.87	.02(d,f)	3.29	3.31	—	(4.51)	(4.51)	—(h)	63.67	5.28(f)	1,792,142	1.10(d,f)	.04(d,f)	16.99
August 31, 2005	57.80	.07(d,g)	11.00	11.07	—	(4.00)	(4.00)	—(h)	64.87	20.14(g)	1,799,442	1.10(d)	.12(d,g)	30.55
August 31, 2004	53.97	.05(d)	4.15	4.20	(.37)	—	(.37)	—(h)	57.80	7.79	1,739,957	1.13(d)	.09(d)	49.91
August 31, 2003	50.99	.11	2.87	2.98	—	—	—	—	53.97	5.85	2,243,357	1.07	.22	52.52

CLASS B
February 29, 2008**	$51.80	(.18)(d)	(1.94)	(2.12)	—	(6.04)	(6.04)	—(h)	$43.64	(4.87)*	$191,149	.97*(d)	(.36)*(d)	12.35*
August 31, 2007	57.11	(.16)(d,e)	.72	.56	—	(5.87)	(5.87)	—(h)	51.80	1.06	280,338	1.92(d)	(.28)(d,e)	12.01
August 31, 2006	59.06	(.41)(d,f)	2.97	2.56	—	(4.51)	(4.51)	—(h)	57.11	4.49(f)	568,991	1.85(d,f)	(.72)(d,f)	16.99
August 31, 2005	53.34	(.35)(d,g)	10.07	9.72	—	(4.00)	(4.00)	—(h)	59.06	19.25(g)	882,880	1.85(d)	(.64)(d,g)	30.55
August 31, 2004	49.86	(.35)(d)	3.83	3.48	—	—	—	—(h)	53.34	6.98	1,042,683	1.88(d)	(.66)(d)	49.91
August 31, 2003	47.46	(.26)	2.66	2.40	—	—	—	—	49.86	5.06	1,334,170	1.82	(.53)	52.52

CLASS C
February 29, 2008**	$55.15	(.19)(d)	(2.09)	(2.28)	—	(6.04)	(6.04)	—(h)	$46.83	(4.87)*	$26,463	.97*(d)	(.36)*(d)	12.35*
August 31, 2007	60.42	(.14)(d,e)	.74	.60	—	(5.87)	(5.87)	—(h)	55.15	1.07	31,829	1.92(d)	(.24)(d,e)	12.01
August 31, 2006	62.22	(.43)(d,f)	3.14	2.71	—	(4.51)	(4.51)	—(h)	60.42	4.50(f)	39,632	1.85(d,f)	(.71)(d,f)	16.99
August 31, 2005	56.00	(.37)(d,g)	10.59	10.22	—	(4.00)	(4.00)	—(h)	62.22	19.22(g)	45,699	1.85(d)	(.64)(d,g)	30.55
August 31, 2004	52.34	(.37)(d)	4.03	3.66	—	—	—	—(h)	56.00	6.99	47,401	1.88(d)	(.66)(d)	49.91
August 31, 2003	49.82	(.27)	2.79	2.52	—	—	—	—	52.34	5.06	66,803	1.82	(.53)	52.52

CLASS M
February 29, 2008**	$55.08	(.12)(d)	(2.09)	(2.21)	—	(6.04)	(6.04)	—(h)	$46.83	(4.74)*	$18,271	.85*(d)	(.23)*(d)	12.35*
August 31, 2007	60.21	—(d,e,h)	.74	.74	—	(5.87)	(5.87)	—(h)	55.08	1.33	21,567	1.67(d)	(.01)(d,e)	12.01
August 31, 2006	61.88	(.28)(d,f)	3.12	2.84	—	(4.51)	(4.51)	—(h)	60.21	4.75(f)	27,134	1.60(d,f)	(.47)(d,f)	16.99
August 31, 2005	55.57	(.22)(d,g)	10.53	10.31	—	(4.00)	(4.00)	—(h)	61.88	19.55(g)	32,845	1.60(d)	(.39)(d,g)	30.55
August 31, 2004	51.85	(.23)(d)	3.99	3.76	(.04)	—	(.04)	—(h)	55.57	7.25	35,491	1.63(d)	(.41)(d)	49.91
August 31, 2003	49.23	(.14)	2.76	2.62	—	—	—	—	51.85	5.32	50,605	1.57	(.28)	52.52

CLASS R
February 29, 2008**	$57.87	(.06)(d)	(2.21)	(2.27)	(.21)	(6.04)	(6.25)	—(h)	$49.35	(4.64)*	$988	.73*(d)	(.11)*(d)	12.35*
August 31, 2007	62.97	.16(d,e)	.77	.93	(.16)	(5.87)	(6.03)	—(h)	57.87	1.58	993	1.42(d)	.27(d,e)	12.01
August 31, 2006	64.36	(.12)(d,f)	3.24	3.12	—	(4.51)	(4.51)	—(h)	62.97	5.02(f)	733	1.35(d,f)	(.19)(d,f)	16.99
August 31, 2005	57.51	—(d,g,h)	10.85	10.85	—	(4.00)	(4.00)	—(h)	64.36	19.85(g)	320	1.35(d)	—(d,g,i)	30.55
August 31, 2004	53.89	(.06)(d)	4.12	4.06	(.44)	—	(.44)	—(h)	57.51	7.54	17	1.38(d)	(.10)(d)	49.91
August 31, 2003†	50.74	(.01)	3.16	3.15	—	—	—	—	53.89	6.21*	1	.82*	(.02)*	52.52

CLASS Y
February 29, 2008**	$59.63	.08(d)	(2.28)	(2.20)	(.45)	(6.04)	(6.49)	—(h)	$50.94	(4.39)*	$17,263	.48*(d)	.15*(d)	12.35*
August 31, 2007	64.64	.44(d,e)	.82	1.26	(.40)	(5.87)	(6.27)	—(h)	59.63	2.09	18,835	.92(d)	.71(d,e)	12.01
August 31, 2006	65.64	.18(d,f)	3.33	3.51	—	(4.51)	(4.51)	—(h)	64.64	5.54(f)	25,591	.85(d,f)	.28(d,f)	16.99
August 31, 2005	58.30	.22(d,g)	11.12	11.34	—	(4.00)	(4.00)	—(h)	65.64	20.44(g)	29,351	.85(d)	.37(d,g)	30.55
August 31, 2004	54.45	.21(d)	4.17	4.38	(.53)	—	(.53)	—(h)	58.30	8.06	30,247	.88(d)	.35(d)	49.91
August 31, 2003	51.31	.26	2.88	3.14	—	—	—	—	54.45	6.12	31,851.82		.48	52.52

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

36	37

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period January 21, 2003 (commencement of operations) to August 31, 2003.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Notes 2 and 5):

Percentage
of average
net assets

February 29, 2008	<0.01%

August 31, 2007	<0.01

August 31, 2006	<0.01

August 31, 2005	<0.01

August 31, 2004	<0.01

(e) Reflects a special dividend received by the fund which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	$0.33	0.54%

Class B	0.29	0.53

Class C	0.31	0.54

Class M	0.31	0.53

Class R	0.32	0.53

Class Y	0.31	0.51

(f) Reflects a non-recurring accrual related to a reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.02% of average net assets for the period ended August 31, 2006.

(g) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	$0.02	0.03%

Class B	0.02	0.03

Class C	0.02	0.03

Class M	0.02	0.03

Class R	0.02	0.04

Class Y	0.02	0.03

(h) Amount represents less than $0.01 per share.

(i) Amount represents less than 0.01% of average net assets.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 2/29/08 (Unaudited)

Note 1: Significant accounting policies

Putnam Health Sciences Trust (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing primarily in the common stocks of companies in the health sciences industries. The fund concentrates its investments in one sector which involves more risk than a fund that invests more broadly.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and Class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At February 29, 2008, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign with-

holding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At February 29, 2008, the value of securities loaned amounted to $278,886,536. The fund received cash collateral of $286,838,168 which is pooled with collateral of other Putnam funds into 53 issues of short-term investments.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

The aggregate identified cost on a tax basis is $1,588,454,648, resulting in gross unrealized appreciation and depreciation of $504,356,133 and $147,924,293, respectively, or net unrealized appreciation of $356,431,840.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration.

Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

For the period ended February 29, 2008, Putnam Management did not waive any of its management fee from the fund.

For the period ended February 29, 2008, Putnam Management has assumed $3,317 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended February 29, 2008, the fund incurred 2,998,968 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the six months ended February 29, 2008, the fund’s expenses were reduced by $56,420 under the expense offset arrangements and by $62,585 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $624, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry semi-

nars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended February 29, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $27,532 and $367 from the sale of class A and class M shares, respectively, and received $88,719 and $463 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended February 29, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received $542 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended February 29, 2008, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $216,393,683 and $395,531,216, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At February 29, 2008, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Six months ended 2/29/08:

Shares sold	1,318,402	$ 72,715,794

Shares issued
in connection
with reinvestment
of distributions	2,703,631	144,887,581

	4,022,033	217,603,375

Shares
repurchased	(3,457,337)	(191,368,696)

Net increase	564,696	$ 26,234,679

Year ended 8/31/07:

Shares sold	4,024,792	$ 246,064,234

Shares issued
in connection
with reinvestment
of distributions	2,513,863	145,502,434

	6,538,655	391,566,668

Shares
repurchased	(7,511,434)	(458,136,569)

Net decrease	(972,779)	$ (66,569,901)

CLASS B	Shares	Amount

Six months ended 2/29/08:

Shares sold	109,055	$ 5,207,358

Shares issued
in connection
with reinvestment
of distributions	523,169	24,473,865

	632,224	29,681,223

Shares
repurchased	(1,664,620)	(81,536,735)

Net decrease	(1,032,396)	$ (51,855,512)

Year ended 8/31/07:

Shares sold	354,994	$ 19,086,274

Shares issued
in connection
with reinvestment
of distributions	884,067	45,449,851

	1,239,061	64,536,125

Shares
repurchased	(5,790,600)	(315,008,230)

Net decrease	(4,551,539)	$(250,472,105)

CLASS C	Shares	Amount

Six months ended 2/29/08:

Shares sold	28,150	$ 1,435,610

Shares issued
in connection
with reinvestment
of distributions	54,893	2,755,624

	83,043	4,191,234

Shares
repurchased	(95,112)	(4,898,488)

Net decrease	(12,069)	$ (707,254)

Year ended 8/31/07:

Shares sold	55,983	$ 3,204,402

Shares issued
in connection
with reinvestment
of distributions	56,164	3,073,859

	112,147	6,278,261

Shares
repurchased	(190,941)	(11,002,923)

Net decrease	(78,794)	$ (4,724,662)

CLASS M	Shares	Amount

Six months ended 2/29/08:

Shares sold	5,581	$ 283,283

Shares issued
in connection
with reinvestment
of distributions	41,561	2,084,692

	47,142	2,367,975

Shares
repurchased	(48,519)	(2,521,422)

Net decrease	(1,377)	$ (153,447)

Year ended 8/31/07:

Shares sold	11,722	$ 672,365

Shares issued
in connection
with reinvestment
of distributions	43,089	2,350,925

	54,811	3,023,290

Shares
repurchased	(113,901)	(6,542,150)

Net decrease	(59,090)	$(3,518,860)

CLASS R	Shares	Amount

Six months ended 2/29/08:

Shares sold	5,977	$ 334,681

Shares issued
in connection
with reinvestment
of distributions	2,055	108,589

	8,032	443,270

Shares
repurchased	(5,163)	(274,315)

Net increase	2,869	$ 168,955

Year ended 8/31/07:

Shares sold	8,825	$ 528,571

Shares issued
in connection
with reinvestment
of distributions	1,233	70,544

	10,058	599,115

Shares
repurchased	(4,551)	(273,658)

Net increase	5,507	$ 325,457

CLASS Y	Shares	Amount

Six months ended 2/29/08:

Shares sold	25,565	$ 1,384,144

Shares issued
in connection
with reinvestment
of distributions	36,310	1,977,804

	61,875	3,361,948

Shares
repurchased	(38,867)	(2,178,374)

Net increase	23,008	$ 1,183,574

Year ended 8/31/07:

Shares sold	38,045	$ 2,351,644

Shares issued
in connection
with reinvestment
of distributions	39,620	2,327,303

	77,665	4,678,947

Shares
repurchased	(157,679)	(9,620,564)

Net decrease	(80,014)	$(4,941,617)

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended February 29, 2008, management fees paid were reduced by $39,606 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the Statement of operations and totaled $2,397,133 for the period ended February 29, 2008. During the period ended February 29, 2008 cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $177,111,010 and $254,776,958, respectively.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management does not believe the adoption of the Standard will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

Brokerage commissions
(unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s Research group for the year ended February 29, 2008. The Putnam mutual funds in this group are Putnam Global Natural Resources Fund, Putnam Health Sciences Trust, Putnam Research Fund, Putnam Utilities Growth and Income Fund, Putnam VT Health Sciences Fund, Putnam VT Research Fund, and Putnam VT Utilities Growth and Income Fund.

The top five firms that received brokerage commissions for trades executed for the Research group are (in descending order) UBS Warburg, Credit Suisse First Boston, Merrill Lynch, Morgan Stanley, and RBC Capital Markets. Commissions paid to these firms together represented approximately 53% of the total brokerage commissions paid for the year ended February 29, 2008.

Commissions paid to the next 10 firms together represented approximately 30% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bear Stearns & Company, Cazenove Incorporated, CIBC World Markets, Citigroup Global Markets, Deutsche Bank Securities, Goldman Sachs, HSBCS, JPMorgan Clearing, Leerink Swann, and SG Cowen Securities.

Commission amounts do not include “mark-ups” paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

Putnam puts your
interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

Cost-cutting initiatives

Ongoing expenses will be limited Through calendar 2008, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within seven calendar days of purchase (for certain funds, this fee applies for 90 days).

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	James P. Pappas
Putnam Investment	Charles E. Haldeman, Jr.	Vice President
Management, LLC	President
One Post Office Square		Francis J. McNamara, III
Boston, MA 02109	Charles E. Porter	Vice President and
	Executive Vice President,	Chief Legal Officer
Marketing Services	Principal Executive Officer,
Putnam Retail Management	Associate Treasurer and	Robert R. Leveille
One Post Office Square	Compliance Liaison	Vice President and
Boston, MA 02109		Chief Compliance Officer
Jonathan S. Horwitz
Custodian	Senior Vice President	Mark C. Trenchard
State Street Bank and	and Treasurer	Vice President and
Trust Company		BSA Compliance Officer
Steven D. Krichmar
Legal Counsel	Vice President and	Judith Cohen
Ropes & Gray LLP	Principal Financial Officer	Vice President, Clerk and
Assistant Treasurer
Trustees	Janet C. Smith
John A. Hill, Chairman	Vice President, Principal	Wanda M. McManus
Jameson Adkins Baxter,	Accounting Officer and	Vice President, Senior Associate
Vice Chairman	Assistant Treasurer	Treasurer and Assistant Clerk
Charles B. Curtis
Robert J. Darretta	Susan G. Malloy	Nancy E. Florek
Myra R. Drucker	Vice President and	Vice President, Assistant Clerk,
Charles E. Haldeman, Jr.	Assistant Treasurer	Assistant Treasurer and
Paul L. Joskow		Proxy Manager
Elizabeth T. Kennan	Beth S. Mazor
Kenneth R. Leibler	Vice President
Robert E. Patterson
George Putnam, III
Richard B. Worley

This report is for the information of shareholders of Putnam Health Sciences Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding Service Requested

Not FDIC Insured | May Lose Value | No Bank Guarantee

SA008 250069 4/08

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants:

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies:

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Health Sciences Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: April 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: April 29, 2008

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: April 29, 2008